Exhibit 10.79

[***] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS

TEAMING AGREEMENT

This Agreement is made and entered into as of September 10, 2002, by and between Stellar Holdings, LLC, a Texas Limited Liability Company and UTStarCom, Inc. a Delaware Corporation for the purpose of pursuing telecommunications wireless local loop and related projects as described in Exhibit ”A” hereto.

WHEREAS, Stellar Holdings, LLC together with its affiliate companies, is a company whose management team has substantial experience and a solid record of success in developing telecommunications partnerships and consortia.  Stellar is in the process of [***]. Stellar Holdings, LLC agrees to provide [***] and other related services for telecommunications opportunities developed by the Team.

WHEREAS, UTStarCom, Inc. is a publicly traded company experienced in communications network equipment and product development of miscellaneous components for wireless telecommunications.  These products can be summarized as communications equipment for wireless telephony networks.

WHEREAS, Stellar and UTStarCom have identified certain projects in the telecommunications industry where third parties (hereinafter called “Partners”) require, pursue, solicit or postulate [***] and/or other required and related services (hereinafter called “Services”).

WHEREAS, Stellar and UTStarCom believe it to be mutually advantageous to form a teaming arrangement in order to pursue current and future opportunities related to selected Partners and related Services, and if successful, procure and provision Services with respect thereto.

THEREFORE, UTStarCom, Inc. and Stellar Holdings, LLC agree to work together to form a strong and mutually beneficial team (heretofore and hereinafter called the “Team”) and to work in cooperation for the development of Partnerships and Consortia as appropriate for the projects listed in Exhibit A together with others that may be subsequently and mutually agreed to fall under this Agreement (heretofore and hereinafter called “Projects”).  As more fully set forth below, Stellar and UTStarCom intend to mutually endeavor to facilitate and participate in the Projects.

ARTICLE 1

Submission of Proposals

Stellar Holdings, LLC shall undertake to accomplish certain tasks in connection with the pursuits and preparation of the Agreements and proposals to be submitted to the Partners.  The detailed organization and function of the Partnerships will be agreed upon specifically for each project after receipt and evaluation of the individual project requirements.  It is understood that Stellar is responsible for organizing and managing the proposal efforts.  Additionally, Stellar shall be responsible for the final draft of all Partnership documents and for submittal of the Proposal to the Partners.  The parties shall provide all information at their disposal or reasonably attainable that is relevant to and helpful to the proposal development, shall directly participate in the proposal development efforts as required, and review the technical and business/management Proposals prior to submittal.

ARTICLE 2

Performance of Contracts

The Team shall provide such commercially reasonable assistance and support as may be requested for any and all negotiations for Partnership Contracts and Agreements.  Stellar shall be responsible for overseeing the Projects and shall serve as the sole interface between the Partnerships and all Suppliers and Contractors and will be responsible for all liabilities associated with these contracts, suppliers and contractors.

ARTICLE 3

Exclusivity

To preserve the concepts and ideas of the parties hereto in the competition for the Projects, UTStarCom and Stellar agree to work exclusively with each other solely with respect to the projects identified in Exhibit A.  Likewise, Stellar Holdings, LLC shall work exclusively with UTStarCom, Inc. solely with respect to specific and identified telecommunications services for the projects.  UTStarCom, Inc. and Stellar Holdings, LLC each acknowledge that other teaming partners may be appropriate for specific tasks on specific projects, but such relationships shall be undertaken with the knowledge and prior written consent of the other party.

ARTICLE 4

Discounts

As outlined and agreed to in the Reseller’s Agreement attached hereto as Exhibit B, Stellar Holdings, LLC is entitled to [***] for the term of the Reseller’s Agreement.

ARTICLE 5

Commitments

Nothing in this Agreement shall grant to either party the right to make commitments of any kind for or on behalf of the other party without the prior written consent of the other party, nor shall this Agreement be construed as a joint venture or partnership, nor shall this Agreement be construed as a commitment by either party to enter into either a partnership or partnership.

ARTICLE 6

Cooperation and Assistance

Each party shall furnish to the other party such cooperation and assistance as may be reasonably required hereunder, provided, however, that the parties, as between themselves, shall be deemed to be independent contractors, and the employees of one shall not be deemed to be employees of the other.  Additionally the parties agree that they will not initiate efforts aimed at the hiring of each other’s personnel who may be part of the Proposal or Contract Team, without prior consent of the other party, for a period of [***] from the date of this Agreement, whichever shall last occur.

ARTICLE 7

Exchange of Technology

During the term of this Agreement, each party agrees to receive, from the other, technical information and data (hereinafter called “data”) for the purpose of responding to the project requirements.  As between the parties hereto, the provisions of this Article 7 shall supersede the provisions of any legend which may be affixed to said data by the disclosing party and the provisions of such legend shall be without any force or effect.

For a term of two (2) years from the date of this Agreement, each party agrees to keep in confidence and prevent the disclosure to any person or persons outside its own organization all data (i) which is designated in writing, by appropriate stamp (or legend) by the disclosing party, to be of a proprietary or confidential nature, (ii) which pertains to proprietary or confidential data regarding the disclosing party’s technological techniques, processes, inventions, and research and development, provided, however, that neither party shall be liable for use or disclosure of any such data if the same:

(a)           Is in the public domain at the time it is disclosed; or

(b)           Is known as demonstrated by written documentation, to the party receiving it at the time of disclosure; or

(c)           Is used or disclosed with the prior written approval of the other party, or

(d)           Becomes known to the receiving party from a source other than the disclosing party who then possessed the legal right to disclose the data; or

(e)           Is disclosed under this Agreement to the Government or an authorized representative thereof, or to fulfill the obligations of either party under a Government contract or subcontract.

ARTICLE 8

Term and Termination

The term of this Agreement, during which data may be received hereunder, shall be for a period of [***] from the date hereof.  This Agreement shall also terminate (i) by mutual agreement between the parties; or (ii) by either party upon the breach of any of the material terms of this Agreement, where such breach had gone unremedied for a period of thirty (30) calendar days following the aggrieved party’s dispatch of written notice to the breaching party Stellar Holdings, LLC

ARTICLE 9

Security

To the extent that obligations of the parties hereunder involve access to classified information, UTStarCom, Inc. and Stellar Holdings, LLC shall conform to all appropriate security regulations and requirements of the Partners, and shall be responsible for safeguarding all classified information that may come into their possession in connection with the performance of this Agreement.

ARTICLE 10

Conflict of Interest

Each party hereby represents and covenants that neither it nor any of its employees or representatives has or shall have, directly, or indirectly, any agreement or arrangement with any official, employee or representative of any customer or any government or governmental agency or of any political party under which any such official, employee, representative or political party shall receive either directly or indirectly anything of value whether monetary or otherwise as a result of or in connection with any actual or contemplated sale of any product or service of itself or any of its affiliated companies.  In addition, each party shall disclose to the other relevant information bearing on the possible existence of any organizational conflicts of interest.  In the event that either party has reason to believe that it has, or may have, a potential or actual organizational conflict of interest with respect to any of the projects falling under the purview of this Agreement it shall so notify the other party as soon as reasonably possible.

In the event that either party reasonably believes that the other has an organizational conflict of interest with respect to any particular project, the parties hereto will seek in good faith to resolve the matter in a manner acceptable to themselves and the Partners.

ARTICLE 11

Assignment and Subcontracting

This Agreement shall not be assigned by either party without the prior written approval of the other party.

ARTICLE 12

Disclosure and Publicity

It is understood and agreed that either Stellar Holdings, LLC and UTStarCom, Inc. may, in its discretion, disclose the terms and conditions of this Agreement (as it may be amended from time to time) to the Partners.

No releases shall be made to the news media or the general public relating to this Agreement by either party without the prior written approval of the other party of which approval shall not be unreasonably withheld.  The parties further agree that news releases made by either of them shall recognize the participation and contributions of the other party.

ARTICLE 13

Development of Opportunities

The Team shall work jointly and separately to develop telecommunications opportunities in keeping with the business objectives of the individual team members.

ARTICLE 14

Sanctioned Business Exclusions

The parties to this Agreement shall work exclusively with each other, as hereinbefore stated in Article 3 with respect to Projects, however either party (including any officer, director, employee, shareholder, member, partner or other person holding a legal or beneficial interest in Stellar or UTStarCom) may engage in or possess an interest in other business ventures of every nature and description, independently or with others including, but not limited to, any business venture which competes or may compete with the Projects, Stellar or UTStarCom.

ARTICLE 15

Notices

All notices hereunder shall be given by letter addresses, except as each may change its address pursuant hereto as follows:

Stellar Holdings, LLC	UTStarCom, Inc.
190 South Seguin Ave, Suite 200
New Braunfels, Texas 78130
Attention: Mr. N. Lohr Bangle, Jr.	Attention:

ARTICLE 17

Applicable Law

This Agreement shall be governed by and construed in accordance with the laws of the State of Texas without giving effect to the conflicts of law principles thereof.  The parties agree that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

Article 18

Damages Limitation

In no event shall either of the parties hereto be liable for consequential, special, or indirect damages, including lost profits or lost goodwill, whether arising from contract, negligence, or any other legal cause of action.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

UTStarCom, Inc.

By:	/s/ David Robison

Name:

Title:

Stellar Holdings, LLC

By:	/s/ Norm Bangle, Jr.

Name:	N. Lohr Bangle, Jr.

Title:	Managing Partner

EXHIBIT A

Projects

[***]

EXHIBIT B

Reseller’s Agreement

RESELLER AGREEMENT
(North America/Single Tier)

UTSTARCOM:	UTSTARCOM, Inc.	RESELLER: Stellar Holdings, LLC

Incorporation:	Delaware	Incorporation: Texas (LLC)

Address:	1275 Harbor Bay Parkway	Address:	190 South Seguin Avenue, #200
	Alameda, California 94502		New Braunfels, TX 78130

Attn:	Legal Department	Attn:	Norm Bangle, Jr.

Telephone:	(510) 864-8800	Telephone	830.626.1193

Fax:	(510) 864-8802	Fax:	830.626.1197

	Territory:		See Exhibit C (projects with exclusivity)

	Commitment	[***]
Effective Date: September 10, 2002

This RESELLER Agreement, including all exhibits (“Agreement”), is the entire agreement between the parties concerning Reseller’s resale in the Territory of the Products (as defined below).  This Agreement supersedes, and its terms govern, any prior agreements (including without limitation any nondisclosure agreements), proposals or other communications, oral or written, between the parties with respect to the Products.  This Agreement may be changed only by mutual written agreement of authorized representatives of the parties.  This Agreement governs all documents (e.g., purchase orders) issued by RESELLER with respect to the Products and any additional or conflicting terms and conditions contained in any such documents are of no force and effect.  In consideration of the mutual promises herein, UTSTARCOM and RESELLER agree to be bound by this Agreement, including the following exhibits:

Exhibit A.               Terms and Conditions
Exhibit B.               Products And Discounts
Exhibit C.               Projects

PLEASE REVIEW THE ATTACHED EXHIBITS, WHICH INCLUDE IMPORTANT
LEGAL TERMS, SUCH AS LIMITATIONS OF WARRANTIES AND REMEDIES.

UTSTARCOM	RESELLER

/s/ David Robison	/s/ Norm Bangle, Jr.
Authorized Signature	Authorized Signature

David Robison	N. Lohr Bangle, Jr.
Printed Name	Printed Name

V.P. Sales	Managing Partner
Title	Title

9/15/02	September 13, 2002
Date	Date

EXHIBIT A—TERMS AND CONDITIONS

1.             Appointment

UTSTARCOM appoints RESELLER, and RESELLER accepts such appointment, as a non-exclusive reseller to end user customers (and not to other distributors or resellers) within the Territory for the products listed on Exhibit B hereto (“Products”).  UTSTARCOM may unilaterally add products to, or remove products from, Exhibit B from time to time during the term of this Agreement, and any such addition or removal shall be effective immediately upon written notification by UTSTARCOM.  UTSTARCOM reserves the right to sell directly to any other customer in the Territory.

2.             Prices

2.1           RESELLER’s purchase price for the Products shall be: [***].

2.2           [***]

3.             Orders

3.1           RESELLER shall order Products by written purchase order, which shall reference this Agreement and shall be deemed governed by this Agreement.  Orders are subject to acceptance by UTSTARCOM and its assignment of delivery schedules in accordance with Product availability.  Any inconsistent or additional terms and conditions contained on RESELLER’s purchase orders shall not be binding on UTSTARCOM.

3.2           Changes by RESELLER in delivery schedule (including cancellation) made within [***] days of scheduled delivery will be subject to a rescheduling charge of [***].

4.             Shipments

Delivery of Products purchased under this Agreement is F.O.B. [***], such delivery to be made to a carrier or freight forwarder selected by UTSTARCOM unless otherwise specified in writing by RESELLER.  Products will be packaged by UTSTARCOM in accordance with UTSTARCOM’s standard practices.  Products are deemed accepted by RESELLER, and title, possession and risk of loss shall pass to RESELLER, upon delivery of the Products by UTSTARCOM to the designated carrier or freight forwarder.  [***]

5.             Payment Terms

5.1           All Products sold to RESELLER shall be invoiced in full [***].  Payment is [***] from date of invoice.

5.2           [***]

5.3           UTSTARCOM shall determine RESELLER’s credit limit from time to time at UTSTARCOM’s discretion RESELLER will provide to UTSTARCOM such financial information from time to time as may be reasonably requested by UTSTARCOM.  If any order by RESELLER exceeds its credit limit, or RESELLER fails to make payments when due or otherwise defaults or commits a breach hereunder, UTSTARCOM may, effective immediately upon giving notice to RESELLER, (i) suspend credit and delay shipment until such terms are met, and/or (ii) alter the terms of payment; and/or (iii) cancel any order then outstanding and/or (iv) pursue any other remedies available by law or equity.  Further, if RESELLER fails to pay any charges when due, UTSTARCOM may charge RESELLER a late payment charge equal to [***].

6.             Other Obligations of RESELLER

6.1           RESELLER will use reasonable commercial efforts to promote the sale of the Products.

6.2           RESELLER will purchase [***].

6.3           RESELLER will purchase Products having an aggregate invoice price no less than the quota set forth on the signature page hereof during [***] and during [***].

6.4           RESELLER will have [***] of its personnel attend, each calendar quarter, at least [***] technical training courses offered by UTSTARCOM, at [***] expense.

6.5           RESELLER will offer its customers technical support services consistent with industry practices.  To the extent that UTSTARCOM provides RESELLER with access to upgrades or new releases of the Products purchased by RESELLER hereunder, RESELLER will distribute those upgrades or new releases to its customers.  UTSTARCOM is not responsible for providing any technical support services to RESELLER’s customers.

6.6           Within [***] after the end of each calendar month, RESELLER will provide to UTSTARCOM written reports showing, for the just completed calendar month, RESELLER’s shipments of Products and current inventory levels.  Point-of-sale reports (which will include at a minimum the name of the end user and the ship-to zip code for all Products sold by RESELLER) and inventory reports shall be in the formats prescribed by UTSTARCOM.

6.7           RESELLER shall promptly advise UTSTARCOM of any complaints or claims brought or threatened against RESELLER with respect to the sale or use of the Products or with respect to any alleged infringement.

6.8           RESELLER acknowledges that it is familiar with the United States Foreign Corrupt Practices Act, which prohibits the offering, giving or promising to offer or give, directly or indirectly, money or anything of value to any official of a government, political party or instrumentality thereof in order to assist RESELLER or UTSTARCOM in obtaining or retaining business.  RESELLER shall not act in any fashion or take any action, in the performance of its obligations under this Agreement, which violates, or would render UTSTARCOM liable for a violation of, either the United States Foreign Corrupt Practices Act or any similar statute or regulation in any jurisdiction in which RESELLER does business.  RESELLER’s violation of this provision shall be deemed a material breach of this Agreement, entitling UTSTARCOM to terminate this Agreement immediately by written notice to RESELLER.  RESELLER agrees to defend, indemnify and hold UTSTARCOM harmless from all liabilities, claims, losses and damages arising from RESELLER’s breach of this obligation.

7.             Other Obligations of UTSTARCOM

7.1           If sales transactions occur that involve the sale of Products by UTSTARCOM directly to end user purchasers that were referred to UTSTARCOM by RESELLER, UTSTARCOM will determine in its complete and sole discretion whether to compensate RESELLER.

7.2           While Products purchased by RESELLER are under warranty as set forth under Section 8 below, UTSTARCOM will provide RESELLER with access to all new releases and upgrades specifically applicable to such Products, subject to the configurations and options that RESELLER has purchased.

8.             Warranty

8.1           Products Warranty.  UTSTARCOM warrants to RESELLER only that the Products conform in all material respects to the end user documentation provided with the Products and that the hardware components of the Products will be free from defects in materials and workmanship until the date which is [***] (“Warranty Period”); provided that the Warranty Period shall not exceed [***].  This limited warranty does not cover [***].  This warranty extends only to RESELLER and is not assignable to any other party.

8.2           Warranty Claims.  If RESELLER believes that Products do not conform to the warranty set forth in Section 8.1, RESELLER shall promptly notify UTSTARCOM in writing of such nonconformance, but in no event later than [***] for those Products, and shall provide such details of the nonconformance as UTSTARCOM reasonably requests.  RESELLER will, upon the request of UTSTARCOM and in accordance with UTSTARCOM’s standard return procedures, return such Products to UTSTARCOM at [***] expense and risk.  The final determination whether Products fail to satisfy this warranty will be made [***].  If UTSTARCOM determines that returned Products do conform to this warranty, then UTSTARCOM will return such Products at [***] expense and risk.  If Products are deemed to fail to conform to this warranty by UTSTARCOM, RESELLER’s sole remedy shall be, at [***] option and expense, the repair or replacement and return of the Products, or a refund (or, at the option of RESELLER, a credit) of the price or fee paid by RESELLER for the Products.  NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, THE FOREGOING IS RESELLER’S SOLE AND EXCLUSIVE REMEDY FOR BREACH OF WARRANTY BY UTSTARCOM WITH RESPECT TO THE PRODUCTS.

8.3           Disclaimer of Warranties.  [***], UTSTARCOM DISCLAIMs ALL WARRANTIES WITH RESPECT TO THE PRODUCTS, EXPRESS OR IMPLIED, INCLUDING AS TO PERFORMANCE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE.

9.             Confidentiality

No proprietary information disclosed by either party to the other in connection with this Agreement shall be disclosed to any person or entity other than the recipient party’s employees and contractors directly involved with the recipient party’s use of such information who are bound by a written agreement to protect the confidentiality of such information, and such information shall otherwise be protected by the recipient party from disclosure to others with the same degree of care accorded to its own proprietary information.  To be subject to this provision, information must be delivered in writing and designated as proprietary or, if oral information, summarized in a writing delivered to the recipient within [***] after the oral disclosure.  Information will not be subject to this provision if it is or becomes a matter of public knowledge without the fault of the recipient party, if it was a matter of written record in the recipient party’s files prior to disclosure to it by the other party, or if it was or is received by the recipient party from a third person under circumstances permitting its

EXHIBIT B—PRODUCTS AND DISCOUNTS